SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)     July 14, 2003


       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
                 (State or Other Jurisdiction of Incorporation)


               333-93721                             Not Applicable
        (Commission File Number)           (I.R.S. Employer Identification No.)


   Level 6, 48 Martin Place, Sydney, 2000 Australia            Not Applicable
      (Address of Principal Executive Offices)                   (Zip Code)


                               (011) 612-9378-5293
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



                         Exhibit Index Located on Page 5



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Item 5.     Other Events.

      On March 27, 2000 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Series 2000-1G Medallion Trust (the "Trust"), publicly issued initial principal amount U.S. $955,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due on the distribution date falling in December, 2031 (the "Notes") pursuant to a registration statement (No. 333-93721) declared effective on March 17, 2000.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on July 12, 2000. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on October 12, 2000. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on January 12, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on April 12, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on July 12, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on Oct 12, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on January 12, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly


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servicing report to the Class A-1  noteholders,  the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on April 12, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on July 12, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on October 15, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on January 13, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on April 14, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on July 14, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.



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Item 7.     Financial   Statements,   Pro  Forma  Financial   Information  and
            Exhibits.

      List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

            (a)   Financial Statements of Business Acquired.

                  Not applicable

            (b)   Pro Forma Financial Information.

                  Not applicable

            (c)   Exhibits.

            Exhibit
               No.     Document Description
              ----     --------------------

              99.4     Quarterly Servicing Report related to July 14, 2003
                         Distribution Date



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURITISATION ADVISORY
                                 SERVICES PTY. LIMITED
                                      (Registrant)


Dated: July 15, 2003             By:    /s/ DAVID SPIRITOSANTO
                                    -----------------------------
                                    Name: David Spiritosanto
                                    Title: Authorised Officer





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INDEX TO EXHIBITS

          Exhibit
             No.      Document Description
            ----      --------------------
           99.4       Quarterly Servicing Report related to July 14, 2003
                       Distribution Date